SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2003

SEMINIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26519	36-0769130

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Camino del Sol, Oxnard, California		93030-7967

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 642-1572

Item 5. Other Events

On September 8, 2003, Seminis, Inc. announced that its stockholders approved its previously announced merger agreement relating to the proposed transaction with Fox Paine & Company, LLC, a San Francisco based private equity firm, Savia, S.A. de C.V., Seminis’ majority stockholder, and certain related parties.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit 99.1, Press Release dated September 8, 2003, issued by Seminis, Inc. announcing that its stockholders approved its previously announced merger agreement relating to the proposed transaction with Fox Paine & Company, LLC, a San Francisco based private equity firm, Savia, S.A. de C.V., Seminis’ majority stockholder, and certain related parties.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMINIS, INC.
Date: September 9, 2003	By:	/s/ Gaspar Alvarez Martinez

Name: Gaspar Alvarez Martinez Title: Vice President Finance and Worldwide Corporate Comptroller

EXHIBIT INDEX

Exhibit		Page No.

99.1	Press Release dated September 8, 2003 issued by Seminis, Inc. announcing that its stockholders approved its previously announced merger agreement relating to the proposed transaction with Fox Paine & Company, LLC, a San Francisco based private equity firm, Savia, S.A. de C.V., Seminis’ majority stockholder, and certain related parties.	5

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